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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 January 9, 2006
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


            001-15489                                    65-0722193
            ---------                                    ----------
     (Commission File Number)                (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                             33181
                 --------------                             -----
    (Address of Principal Executive Offices)              (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See disclosure under ITEM 8.01 Other Events


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Reference is made to ITEM 8.01 Other Events for a description of Order Settling Controversy Between Debtors and Laurus Master Fund, Ltd. Pursuant to Bankruptcy Rule 9019 (A) (the "Stipulation Order"). The Stipulation Order approved the "Stipulation" defined in such Item 8.01 and became final as of January 9, 2006 (the "Effective Date"). The Stipulation provides, with certain exceptions, that upon the Effective Date, Laurus Master Fund Ltd("Laurus" ) shall be deemed the beneficial owner of all of the assets, but none of the liabilities, of the ISP Subsidiaries. The ISP Subsidiaries are the subsidiaries of the Company engaged in the internet provider service business and include:
NOL Group, Inc.; Ameripages, Inc.; B2B Advantage, Inc.; Liberty Online Services, Inc.; and National Online Services, Inc. The Company and its subsidiaries are obligated to take any steps requested by Laurus with respect to the ISP Subsidiaries, including but not limited to: (a) installation of interim or permanent management;(b) promulgation of a separate plan of reorganization for the ISP Subsidiaries; and (c) relocating the ISP Business; and (d) any other action reasonably requested by Laurus. Any expenses incurred in connection with any of the aforesaid actions shall be for the account of Laurus and the the Company shall have no liability for any of these actions taken at the request of Laurus



ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Reference is made to ITEM 8.01 Other Events for a description of the Stipulation Order, Financing Order and the Stipulation, all as defined in such ITEM. Pursuant to the the Stipulation, Laurus has extended Dip Financing pursuant to which Laurus will extend a total of $2.5 million in additional credit to Epixtar and the Call Center Subsidiaries (collectively, the "Dip Borrowers". Of this amount, $750,000 was advanced by Laurus in connection with the Interim Order in accordance with a budget previously provided Thereafter, conditioned upon (i) approval by Laurus of an initial ninety day Budget (which approval Laurus has given) and (ii) final loan documentation acceptable to Laurus, Laurus shall advance the remaining $1,750,000 in accordance with the budget. The Dip Financing is to be repaid upon the earlier of (a) nine months from the Effective Date or (b) the closing of an initial public offering of common stock of Voxx. To the extent neither event has occurred prior to the effective date of a Voxx plan of reorganization, such financing shall "roll over" to the post-confirmation period on the same terms. Interest shall be payable monthly, in cash, at a rate of 15% per annum, the Dip Borrowers must be collectively cash flow positive commencing ninety days from the Effective Date. The Debtors may not miss their cash flow projections, as set forth in the budget, by more than a 10% negative variance subject to certain exceptions. The Dip Financing shall be secured by a first lien on all property of the Dip Borrowers with certain exceptions.

Reference is made to ITEM 8.01 Other Events for a description of three year note to be issued in connection with the Revised Stipulationif a plan of reorganization is confirmed.


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ITEM 8.01  OTHER EVENTS

As previously reported, on October 6, 2005, the Company and certain of its subsidiaries each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of Florida, Miami Division(the "Court").

As previously reported, in the Company's CURRENT REPORT PURSUANT to FORM 8-K Dated December 2, 2005, the Court entered an interim order (the "Interim Order") authorizing the Debtors to obtain debtor in possession ("DIP") financing and further authorizing the Debtors' use of cash collateral. At the same time, the Company and its subsidiaries entered into a stipulation (the "Stipulation") with Laurus and certain other creditors collectively the "Laurus Parties") among other things providing for the settlement of certain matters between the parties. A final hearing before the Court on the debtor-in-possession financing, use of cash collateral and for approval of the Stipulation occurred on December 21, 2005. After the hearing (i) a Final Order Authorizing Call Center Debtors to Obtain Secured Debtor -in- Possession Financing From And Use Cash Collateral of Laurus Master Fund Ltd. ("Financing Order"} and (ii) an Order Settling Controversy Between Debtors and Laurus Master Fund, Ltd. Both requests were approved by the Court. See ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Interim Order, Laurus advanced interim financing in the amount of $750,000, Laurus consented to the Debtors' use of cash collateral, and the Debtors and Laurus Parties exchanged general releases; however, any claims or causes of action agains Laurus Parties were preserved, in part, for the benefit of the Official Committee of Unsecured Creditors. The Stipulation provides, in part, for a reduction of the Laurus Parties' claims from approximately $17,000,000 to $5,000,000.00, that Laurus, will advance up to an additional $1,750,000.00 in accordance with a 90 day budget already approved by Laurus, Laurus will become beneficial owner of the ISP assets and that the Debtors will file a plan or plans of reorganization on or before January 15, 2006 - the foregoing are all subject to the entry of final orders approving the DIP financing and the Stipulation. Additionally, the Stipulation provides that, following entry of a final order approving the DIP financing and Stipulation, as well as upon the effective date of the plan or plans of reorganization filed on behalf of the Debtors, Laurus will receive a 9.9% equity interest in each of the Company and its subsidiary, VOXX Corporation, and Laurus and one other of the Laurus Parties will receive three (3) year notes in the aggregate amount of $5,000,000.00 (which will provide for monthly payments of interest, based upon the prime rate of interest), with certain conversion rights.

Statements contained in this Report regarding the contents of and the Terms of the Financing Order and Stipulation Order and the Revised Stipulation are not complete, and in each instance reference is made to the copy of document filed as an exhibit and each such statement being deemed to be qualified in its entirety by such reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   b  Exhibits
----------------

   99.2A Order Settling Controversy Between Debtors and Laurus Master Fund, Ltd.Pursuant to Bankruptcy Rule 9019 (A).

   99.3A Final Order Authorizing Call Center Debtors to Obtain Secured Debtor -in- Possession Financing From And Use Cash Collateral of Laurus Master Fund (without exhibits).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           EPIXTAR CORP.
                                           (Registrant)


Date: January 9, 2006                  By  /s/ IRVING GREENMAN
                                         -------------------
                                          Irving Greenman
                                           President and Chief Financial Officer